Great Lakes Coop Proposed Merger With Green Plains Renewable Energy

Agenda

- General manager's overview
- Board's evaluation of offer from GPRE
- GPRE's perspective
- The Plan of Merger and tax implications
- Why the board recommends approval
- Questions

Meeting Purpose

- Provide information to the membership
- Help members make informed decisions
- Explain balloting process
- Answer your questions

The Resolutions

- That GLC merge with GPRE pursuant to the Plan of Merger
- That the Articles be revised to permit payment of dividends

Manager's Overview

- Our analysis of the ethanol industry
- Timeline of ethanol's impact in our area
- Growth of ethanol in our trade area


MINNESOTA
IOWA
ROCK
NOBLES
JACKSON
MARTIN
FARIBAULT
LYON
OSCEOLA
DICKINSON
EMMET
KOSSUTH
WINNEBAGO
SIOUX
O'BRIEN
CLAY
PALO ALTO
HANCOCK
PLYMOUTH
CHEROKEE
BUENA VISTA
POCAHONTAS
HUMBOLDT
WRIGHT
WOODBURY
IDA
SAC
CALHOUN
WEBSTER
HAMILTON
Kanaranzi
Ellsworth
Bigelow
Round Lake
Sioux Valley
Petersburg
Ceylon
East Chain
Pilot Grove
Frost
Bricelyn
Spirit Lake
Huntington
Dolliver
Elmore
Rake
Midland
Little Rock
Lake Park
Orleans
Superior
Estherville
Gruver
Armstrong
Swea
Ledyard
Stevens
Buffalo Center
Rock Rapids
Sibley
Harris
Ocheyedan
Spirit Lake
Arnolds Park
Milford
Wallingford
Halfa
Gerled
Swea City
Lakota
Thompson
George
Cloverdale
Ashton
Melvin
May City
Terril
Ringsted
Bancroft
Seneca
German Valley
Forest City
Matlock
Ritter
Boyden
Plessis
Fostoria
Langdon
Graettinger
Lone Rock
Fenton
Titonka
Burt
Woden
Crystal Lake
Hull
Sheldon
Sanborn
Hartley
Everly
Spencer
Dickens
Ruthven
Depew
Fairville
Lotts Creek
Archer
Moneta
Emmetsburg
Cylinder
Whittemore
Wesley
Britt
Sioux Center
Hospers
Primghar
Royal
Gillett Grove
Ayrshire
Rodman
Algona
St. Benedict
Stilson
Orange City
Gaza
Greenville
Irvington
Galbraith
Corwith
Maurice
Granville
Paullina
Sutherland
Waterman
Cornell
Webb
Curlew
Mallard
West Bend
Hanna
St. Joseph
Lu Verne
Kanawha
Carnes
Alton
Calumet
Peterson
Sioux Rapids
Ottosen
Struble
Larrabee
Linn Grove
Marathon
Plover
Livermore
Oyens
Marcus
Rembrandt
Laurens
Havelock
Bode
Renwick
Remsen
Meriden
Elkton
Rolfe
Le Mars
Cleghorn
Albert City
Ware
Bradgate
Hardy
Mary Hill
Cherokee
Rutland
Humboldt
Union Center
Truesdale
Gilmore City
Goldfield
Clarion
O'Leary
Fielding
Aurelia
Alta
Pocahontas
Dakota City
Thor
Eagle Grove
Neptune
Storm Lake
Varina
Lizard
Pioneer
Kingsley
Quimby
Lakeside
Newell
Palmer
Badger
Washta
Juniata
Fonda
Clare
Vincent
Woolstock
Pierson
Galva
Nemaha
Pomeroy
Manson
Barnum
Fort Dodge
Correctionville
Schaller
Duncombe
Webster City
59
9
71
15
4
18
60
75
169
17
3
7
20


MINNESOTA
IOWA
NOBLES
JACKSON
MARTIN
FARIBAULT
LYON
OSCEOLA
DICKINSON
EMMET
KOSSUTH
SIOUX
O'BRIEN
CLAY
PALO ALTO
CHEROKEE
BUENA VISTA
POCAHONTAS
HUMBOLDT
Adrian
Worthington
Rost
Spafford
Jackson
Alpha
Fox Lake
Sherburn
Welcome
Fairmont
Imogene
Blue Earth
Org
Ransom
Round Lake
Sioux Valley
Petersburg
Dunnell
Ceylon
Wilbert
East Chain
Pilot Grove
Bigelow
Spirit Lake
Huntington
Dolliver
Little Rock
Harris
Lake Park
Orleans
Montgomery
Spirit Lake
Superior
Estherville
Gruver
Maple Hill
Swea
Swea City
Ledyard
Gerled
Sibley
Allendorf
Ocheyedan
Arnolds Park
Armstrong
Halfa
Cloverdale
May City
Milford
Raleigh
Wallingford
Ashton
Melvin
Old Town
Terril
Ringsted
Seneca
Bancroft
Matlock
Ritter
Plessis
Fostoria
Graettinger
Osgood
Langdon
Fenton
Lone Rock
Burt
Sheldon
Sanborn
Hartley
194 mi
Everly
Depew
Lotts Creek
Fairville
Spencer
Dickens
Ruthven
35.7 mi
Archer
Moneta
Emmetsburg
Cylinder
Sexton
Hospers
Primghar
Royal
Hobarton
Whittemore
Algona
Gaza
Greenville
Gillett Grove
Ayrshire
Rodman
Irvington
Granville
Paullina
Mapleside
Sutherland
Curlew
Galbraith
West Bend
Germantown
Waterman
Cornell
Webb
Mallard
West Des Moines
Calumet
Peterson
St. Joseph
Linn Grove
Sioux Rapids
Plover
Ottosen
Bode
Livermore
60
90
15
71
59
9
4
169
18
Copyright © and (P) 1988-2007 Microsoft Corporation and/or its suppliers. All rights reserved.


SOUTH DAKOTA
MINNESOTA
WISCONSIN
UNITED STATES
IOWA
NEBRASKA
Miller
Hayti
Huron
De Smet
Brookings
Wessington Springs
Woonsocket
Howard
Flandreau
Madison
Gannvalley
Kimball
Mitchell
Salem
Plankinton
Alexandria
Sioux Falls
Platte
Armour
Parker
Lake Andes
Wagner
Olivet
Tyndall
Yankton I.R.
Butte
Yankton
Vermillion
Elk Point
Hartington
Center
O'Neill
Chambers
Neligh
Pierce
Wayne
Pender
Winnebago I.R.
Omaha I.R.
Norfolk
Stanton
West Point
Madison
Bartlett
Albion
Tekamah
Greeley
Ivanhoe
Marshall
Redwood Falls
New Ulm
St. Peter
Mankato
Pipestone
Slayton
St. James
Waseca
Windom
Luverne
Jackson
Worthington
Fairmont
Blue Earth
Albert Lea
Austin
Apple Valley
Lakeville
Red Wing
Faribault
Owatonna
Rochester
Wabasha
Alma
Durand
Winona
Preston
Rock Rapids
Spirit Lake
Estherville
Sibley
Canton
Sioux Center
Sheldon
Spencer
Emmetsburg
Primghar
Orange City
Le Mars
Cherokee
Storm Lake
Pocahontas
Algona
Forest City
Clear Lake
Mason City
Northwood
Osage
Cresco
Charles City
New Hampton
Garner
Clarion
Dakota City
Allison
Hampton
Waverly
Iowa Falls
Cedar Falls
Waterloo
Fort Dodge
Webster City
Sioux City
Sac City
Rockwell City
Eldora
Grundy Center
Ida Grove
Onawa
Denison
Carroll
Jefferson
Boone
Ames
Marshalltown
Nevada
Toledo
Vinton
Cedar Rapids
Audubon
Guthrie Center
Harlan
Ankeny
West Des Moines
Des Moines
Newton
Grinnell
Marengo
Montezuma
Copyright © and (P) 1988–2007 Microsoft Corporation and/or its suppliers. All rights reserved.


MINNESOTA
SOUTH DAKOTA
IOWA
NEBRASKA
Sioux Falls
Sioux City
Mankato
Faribault
Owatonna
Austin
Mason City
Fort Dodge
Spirit Lake
Arnolds Park
Milford
Wallingford
Raleigh
Estherville
Ringsted
Fostoria
Ruthven
Spencer
Everly
Gillett Grove
Emmetsburg
Jackson
Worthington
Lake Park
Ceylon
Sibley
Sheldon
Hospers
Orange City
Primghar
Algona
Fairmont
Blue Earth
Windom
Pipestone
Luverne
Rock Rapids
Rock Valley
Hull
Sioux Center
Le Mars
Cherokee
Storm Lake
Pocahontas
Albert City
Estherville
Armstrong
Swea City
Lakota
Elmore
Graettinger
Lone Rock
Webb
Marathon
Havelock
Bradgate
Rodman
West Bend
Ayrshire
Mallard
Cylinder
Wesley
Garner
Clear Lake
Forest City
Lake Mills
Albert Lea
Fox Lake
Alpha
Sherburn
Okabena
Round Lake
Ellsworth
Little Rock
George
Ashton
Ocheyedan
Sioux Rapids
Rembrandt
Marcus
Remsen
Kingsley
Correctionville
Ida Grove
Sac City
Lake City
Rockwell City
Humboldt
Dakota City
Copyright © and (P) 1988-2007 Microsoft Corporation and/or its suppliers. All rights reserved.


MINNESOTA
IOWA
S. DAK.
ROCK
NOBLES
JACKSON
MARTIN
FARIBAULT
LYON
OSCEOLA
DICKINSON
EMMET
KOSSUTH
WINNEBAGO
SIOUX
O'BRIEN
CLAY
PALO ALTO
HANCOCK
PLYMOUTH
CHEROKEE
BUENA VISTA
POCAHONTAS
HUMBOLDT
WRIGHT
WEBSTER
Sherman
Hardwick
Leota
St. Kilian
Pfingsten
Kinbrae
Heron Lake
Wilder
Bergen
Ormsby
Truman
Nashville Center
Minnesota Lake
Delavan
Kenneth
Lismore
Reading
Brewster
Rost
Lakefield
Trimont
Northrop
Huntley
Winnebago
Wells
Beoge
Magnolia
Granada
Adrian
Worthington
Spafford
Jackson
Alpha
Sherburn
Fairmont
Blue Earth
Brush Creek
Walters
Beaver Creek
Kanaranzi
Sioux Valley
East Chain
Frost
Valley Springs
Ransom
Round Lake
Pilot Grove
Bricelyn
Bruce
Steen
Ash Creek
Ellsworth
Bigelow
Spirit Lake
Petersburg
Dunnell
Ceylon
Elmore
Midland
Rake
Lester
Rock Rapids
Little Rock
Harris
Lake Park
Orleans
Huntington
Dolliver
Superior
Swea
Buffalo Center
Klondike
Sibley
Spirit Lake
Gruver
Armstrong
Swea City
Ocheyedan
Arnolds Park
Estherville
Alvord
George
Halfa
Lakota
Thompson
Inwood
Cloverdale
May City
Milford
Wallingford
Ashton
Melvin
Ringsted
Bancroft
Doon
Terril
Seneca
Fairview
Matlock
Plessis
Fostoria
Forest City
Rock Valley
Rittar
Graettinger
Lone Rock
Woden
Boyden
Hartley
Burt
Crystal Lake
Perkins
Hull
Sheldon
Sanborn
Everly
Langdon
Depew
Fenton
Hudson
Middleburg
Spencer
Ruthven
Lotts Creek
Carmel
Archer
Emmetsburg
Wesley
Britt
Sioux Center
Primghar
Moneta
Dickens
Lebanon
Hospers
Royal
Ayrshire
Cylinder
Algona
St. Benedict
Orange City
Gaza
Rodman
Irvington
Hawarden
Greenville
Corwith
Ireton
Granville
Maple de
Gillett Grove
Curlew
Galbraith
Alton
Paullina
Waterman
Sutherland
Webb
West Bend
Hanna
Kanawha
Maurice
Cornell
Mallard
St. Joseph
Lu Verne
Chatsworth
Peterson
Struble
Ottosen
Craig
Plover
Livermore
Sioux Rapids
Seney
Marathon
Laurens
Havelock
Bode
Renwick
Rembrandt
Brunsville
Remsen
Marcus
Larrabee
Le Mars
Rolfe
Bradgate
Hardy
Meriden
Cleghorn
Ware
Albert City
Adaville
Elkton
Cherokee
Gilmore City
Goldfield
Mary Hill
Humboldt
Merrill
Union Center
Truesdale
Pocahontas
Dakota City
Clarion
Fielding
Thor
Boone
Floyd
Eagle Grove
Varina
Alta
Storm Lake
Pioneer
Neptune
Hinton
Lakeside
Lizard
Storm Lake
Newell
Palmer
Quimby
Copyright © and (P) 1988-2007 Microsoft Corporation and/or its suppliers. All rights reserved.


MINNESOTA
SOUTH DAKOTA
IOWA
NEBRASKA
Sioux Falls
Sioux City
Mankato
Owatonna
Austin
Mason City
Fort Dodge
Spencer
Spirit Lake
Okoboji
Estherville
Emmetsburg
Algona
Storm Lake
Worthington
Jackson
Fairmont
Le Mars
Sioux Center
Cherokee
Pocahontas
Webster City
Albert Lea
Faribault
Waseca
Blue Earth
Forest City
Garner
Sheldon
Sibley
Rock Rapids
Milford
Graettinger
Ruthven
Armstrong
Wallingford
Everly
Hartley
Primghar
Sanborn
Sioux Rapids
Laurens
Rolfe
Humboldt
Lake City
Sac City
Copyright © and (P) 1988-2007 Microsoft Corporation and/or its suppliers. All rights reserved.


SOUTH DAKOTA
MINNESOTA
IOWA
NEBRASKA
Sioux Falls
Sioux City
Mankato
Owatonna
Fort Dodge
Mason City
15.1 mi
Spirit Lake
Estherville
Emmetsburg
Worthington
Spencer
Algona
Storm Lake
Le Mars
Sheldon
Pipestone
Luverne
Fairmont
Jackson
Albert Lea
Blue Earth
Windom
Orange City
Cherokee
Pocahontas
Humboldt
Clear Lake
Estherville
Milford
Okoboji
Lake Park
Rock Rapids
Sibley
Hawarden
Akron
Vermillion
South Sioux City
Sac City
Lakefield
Sioux Rapids
Laurens
Garner
Britt
Armstrong
Swea City


MINNESOTA
SOUTH DAKOTA
NEBRASKA
IOWA
15.1 mi
Sioux Falls
Sioux City
Mankato
Owatonna
Rochester
Faribault
Austin
Albert Lea
Mason City
Fort Dodge
Ames
Spirit Lake
Estherville
Milford
Wallingford
Dunnell
Worthington
Jackson
Fairmont
Blue Earth
Emmetsburg
Algona
Sheldon
Cherokee
Storm Lake
Pocahontas
Humboldt
Clarion
Webster City
Le Mars
Orange City
Rock Rapids
Luverne
Pipestone
Windom
St. James
New Ulm
Waseca
Marshalltown
Waterloo
Cedar Falls
Yankton
Vermillion
Norfolk
Sac City
Denison
Carroll
Jefferson
Boone
Copyright © and (P) 1988-2007 Microsoft Corporation and/or its suppliers. All rights reserved.


MINNESOTA
IOWA
JACKSON
NOBLES
MARTIN
DICKINSON
OSCEOLA
EMMET
LYON
KOSSUTH
O'BRIEN
PALO ALTO
SIOUX
Adrian
Worthington
Spafford
Jackson
Alpha
Sioux Valley
Dunnell
East Chain
Ransom
Round Lake
Petersburg
Ceylon
Wilber
Bigelow
Spirit Lake
Huntington
Dolliver
Little Rock
Harris
Lake Park
Orleans
Superior
Swea
Sibley
Allendorf
Ocheyedan
Montgomery
Spirit Lake
Estherville
Gruver
Maple Hill
Swea
Armstrong
Okoboji
Cloverdale
West Okoboji
Milford
Raleigh
May City
Ashton
Melvin
Old Town
Terril
Wallingford
Ringsted
Seneca
Fostoria
Graettinger
Osgood
Matlock
Ritter
Plessis
Fenton
Lone Rock
Hartley
Depew
Sheldon
Sanborn
Everly
15.1 mi
IOWA
Spencer
Lotts Creek
Fairville
Dickens
Ruthven
Moneta
Archer
Primghar
Emmetsburg
Cylinder
Philby
Royal
Whittemore
Ayrshire
Gillett Grove
Rodman
Gaza
Rossie
Irving
Granville
Paullina
Greenville
Curlew
Sutherland
Waterman
West Bend
Calumet
Webb
Germantown
Mallard
Cornell
Peterson
St. Joseph
Copyright © and (P) 1988-2007 Microsoft Corporation and/or its suppliers. All rights reserved.

Manager's Overview

- Grain origination discussions with GPRE
- Evolution of discussions into eventual merger talks
- Merger proposal required involvement of the board

The Board's Analysis

- We were aware of grain origination discussions
  - We hadn't been considering a sale
  - GPRE presented a very attractive offer
- We considered alternatives

The Board's Analysis

- Concerns involved were addressed by GPRE:
  - Continuation of all lines of business (soybean marketing, fuel business, etc.)
  - Continuation of service levels (agronomy, feed business, etc.)
  - Retention of current staff

The Board's Analysis

- What are the benefits for the members?
- How will this affect our employees?
- What will the market look like in 5 years?
- The board's responsibility to consider the offer
- Concluded that this is best way to get equity value to our members

The Board's Analysis

- Board obtained expert help:
  - Appraisals of market value of facilities
  - Preparation of cash flow analysis
  - Advice from coop's auditor and lawyer
- Board concluded this merger is in the members' interest and is best available
- The members get to make the final determination

GPRE

FORWARD LOOKING STATEMENTS

The financial projections contained in this presentation contain forward-looking statements. These projections have been prepared by the Management of the Company and represent its estimate of possible future results of the Company's operations. The assumptions make predictions of future events, which may or may not occur. Therefore, they should not be relied upon to indicate the actual results that will be attained. Investors should carefully consider the financial projections and related assumptions, and other information concerning the data therein. The Company believes that the underlying assumptions provide a reasonable basis for the forecasts. However, unanticipated events and circumstances may occur subsequent to the dates of the financial projections which could cause actual events to vary dramatically from our assumptions. In addition, the forward-looking statements involve risks and uncertainties, including all of the risks outlined in our Registration Statement, our Annual Report, and other documents we have filed with the SEC. Accordingly, the actual results achieved during the forecasted periods may vary from the financial projections, and the variations may be material.

RULE 433

"The issuer has filed a registration statement (including a prospectus) with the SEC (File No. 333-147831) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-246-2938."

GPRE's Perspective

ABOUT GREEN PLAINS

- NASDAQ and AMEX: GPRE
- Local investors, producer board members
- Shenandoah Plant – 50 million gallons of ethanol per year
- Superior Plant – 50 million gallons of ethanol per year
- Essex Elevator – 2.8 million bushel capacity soybean/corn

GPRE

Green Plains Renewable Energy, Inc.

GPRE's Perspective

Vertical Integration Strategy

- Ethanol value chain:
  - Agronomy/grain
  - Ethanol production
  - Ethanol logistics & marketing
- Integration increases efficiency, reduces cost and minimizes risk
- Scale and scope benefits both companies

GPRE's Perspective

ADVANTAGES OF COMBINATION

- Vertical integration, increased efficiency and economies of scale
- Member liquidity
- Natural hedge for grain marketing and ethanol production
- Public vehicle to facilitate growth of GPRE/GLC's businesses
- Positioned to work directly with producers
- Opportunities for future innovation and collaboration in agriculture and energy

The Plan of Merger

- You should have received the registration statement in the mail
  - If not, ask for a copy
- Read registration statement before voting
- This presentation is merely a summary of information in the registration statement

GLC Shareholders Receive

- $12.5 million on cash
- 551,065 shares of freely-tradable GRPE stock
  - Represents 7.1% of GPRE stock
- GLC’s investments in regional coops

GPRE Shares Increased

- Initial Plan of Merger said GLC share-holders to receive 450,840 GPRE shares
- GPRE increased this to 551,065 shares on 12/21/2007
  - 22% increase in number of shares
  - Based on $7.5 million of stock at the share price on 12/21/2007

Escrow Account

- GLC's regional investments put in escrow
  - This is primarily patronage refunds GLC has received from large coops (e.g., LOL)
- 8/31/2007 book value = $10,381,285
  - Will be converted to cash over many years
- Cash received from regional coops in the future deposited into the escrow account

Two Purposes of Escrow

- Indemnify GPRE from possible losses from unknown losses
- Distribute remaining cash to Shareholders
  - Make a lump-sum payment to Small Shareholders equaling their estimated share of the value of the escrow account
  - Distribute payments to Large Shareholders as money received from regional coops

Indemnification Obligation

- GLC indemnifies GPRE from some losses
  - Examples of potential sources of claims
  - GLC does not know of any claims
- $250,000 deductible
- $2 million of maximum claims
- Claims must be made within 3 years of Closing

Escrow Administration

- Bankers Trust, Des Moines is initial Escrow Agent
- Shareholders represented by a Shareholder Committee
  - Kevin Adolf, Bryan Bailey & Darryl Hansen
- After GPRE claims are resolved, Shareholder Committee becomes Escrow Agent

Escrow Distributions

- No distributions to Shareholders until after claims period has ended
  - Minimum of 3 years after Closing
- First distribution is lump-sum payment to Small Shareholders
- Remaining cash distributed over the years to the Large Shareholders

Distributions to Small SHs

- GLC's regional investments will be appraised by an investment banker
  - Par value of regional investments will be discounted for time value of money, etc.
- Appraised value will be adjusted for:
  - Claims paid to GPRE
  - Administrative and professional fees
  - Interest earned on the escrow
- Lump-sum payment to small Shareholders

Distributions to Large SHs

- Will start after lump-sum distributions to small shareholders
- Available cash will be distributed pro-rata
- Based on par value of GLC stock owned by each Large Shareholder
- Distributions expected to continue over many years

Tax Disclaimer

- We will only look at federal and Iowa income taxes for individual producers
- This is not tax advice
- Each Shareholder should consult with his or her own tax advisor

Taxation Overview

- Merger treated as taxable sale by Shareholders of their GLC stock
- Shareholder will recognize capital gain equal to value of assets received over tax basis
- Shareholder's interest in the Escrow Account is treated as a corporate dividend

Capital Gain at Closing

- Tax basis depends on tax treatment when GLC stock was received
  - If taxable, basis = par value
  - If non-taxable, basis = 0
  - Cash paid for Common Stock is also basis
- Capital gain is long term if stock held more than one year
  - Maximum federal individual tax rate = 15%
  - Iowa taxes capital gain like all other income

Taxation of Escrow

- Transfer treated as a corporate dividend
- Each Shareholder treated as receiving pro-rata share of GLC's regional investments
- Value will be set by independent appraisal
  - Maximum federal individual tax rate = 15%
  - Iowa taxes dividends like all other income

Future Sale of GPRE Stock

- Capital gain or loss on difference between sale proceeds and market value of GPRE stock on the Closing date
- Tax holding period for GPRE stock begins on the Closing date
- Must hold freely-tradable stock at least one year to obtain long-term capital gain treatment

Escrow Distributions

- Interest earned in Escrow Account (less expenses) will be taxable income to SHs
- Shareholder will have capital gains on excess of cash distributed over basis in Escrow Account
  - Basis = amount treated as a dividend in 2008
  - No capital gains until this basis is recovered

Basis of Board's Decision

- Ethanol growth will change the market
- Coop faces higher risk and higher costs
- Major changes would happen without this merger (perhaps more than with merger)
- Participation in vertical integration
- Best way to assure all members receive their coop equity

Break

- Stretch your legs
- Refreshments available
- We will address questions after the break

Common Questions

Questions From The Floor